UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K/A
(Amendment No.1)
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 14, 2026
LIGAND PHARMACEUTICALS INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33093	77-0160744
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

555 Heritage Drive, Suite 200
Jupiter
Florida	33458
(Address of principal executive offices)	(Zip Code)
(858) 550-7500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LGND	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.
On July 14, 2026, Ligand Pharmaceuticals Incorporated, a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8- K (the “Initial 8-K”) to disclose that the Company had completed its previously announced merger pursuant to the terms of that certain Agreement and Plan of Merger, dated April 27, 2026, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated May 16, 2026 (as amended, the “Merger Agreement”), by and among the Company, XOMA Royalty Corporation, a Nevada corporation (“XOMA Royalty”), Flex Merger Sub, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”), and XOMA Royalty Holdings Corporation, a Nevada corporation (“HoldCo”).
This Current Report on Form 8-K/A amends the Initial 8-K to include the historical audited financial statements and unaudited interim financial statements of XOMA Royalty and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial 8-K.
The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and XOMA Royalty would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the merger.
Except as described above, all other information in the Initial 8-K remains unchanged and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired.
The audited consolidated financial statements of XOMA Royalty for the fiscal year ended December 31, 2025 are incorporated by reference herewith as Exhibit 99.1.
The unaudited condensed consolidated financial statements of XOMA Royalty as of and for the six months ended June 30, 2026 are filed herewith as Exhibit 99.2.
(b) Pro forma financial information
The unaudited pro forma combined consolidated statement of financial position of the Company and XOMA Royalty as of June 30, 2026, which gives effect to the merger with XOMA Royalty as if it had occurred on June 30, 2026, and the unaudited pro forma combined consolidated statement of operations and comprehensive income for the six months ended June 30, 2026 and the twelve months ended December 31, 2025, which give effect to the merger with XOMA Royalty as if it had occurred on January 1, 2025, and the related notes to such unaudited pro forma combined consolidated financial statements are filed herewith as Exhibit 99.3.
(d)    Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of April 27, 2026, by and among XOMA Royalty Corporation, Ligand Pharmaceuticals Incorporated and Flex Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K with the SEC on April 27, 2026).
2.2	Amendment No. 1 to the Agreement and Plan of Merger, dated as of May 16, 2026, by and among XOMA Royalty Corporation, XOMA Royalty Holdings Corporation, Ligand Pharmaceuticals Incorporated and Flex Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to the XOMA Royalty Corporation’s Current Report on Form 8-K filed with the SEC on May 18, 2026).
10.1*	Form of Support Agreement, dated as of April 27, 2026, entered into by Ligand Pharmaceuticals Incorporated, Flex Merger Sub, Inc. and the Supporting Stockholders (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 27, 2026).
23.1	Consent of Deloitte & Touche LLP, independent auditors of XOMA Royalty Corporation.

99.1
Audited consolidated financial statements of XOMA Royalty Corporation for the fiscal year ended December 31, 2025 (incorporated by reference to XOMA Royalty Corporation’s Annual Report on Form 10-K filed with the SEC on March 18, 2026).

99.2	Unaudited condensed consolidated financial statements of XOMA Royalty Corporation as of and for the six months ended June 30, 2026.
99.3
Unaudited pro forma combined consolidated statement of financial position of Ligand Pharmaceuticals Incorporated and XOMA Royalty Corporation as of June 30, 2026, and the combined consolidated statement of operations and comprehensive income for the six months ended June 30, 2026 and the twelve months ended December 31, 2025, and the related notes to such unaudited pro forma combined consolidated financial statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
* Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGAND PHARMACEUTICALS INCORPORATED

Date: September 2, 2026	By: /s/ Andrew Reardon Name: Andrew Reardon Title: Chief Legal Officer and Secretary